Exhibit 10.1b

AMENDMENT NO. 1 AND AGREEMENT dated as of February 29, 2004 (this “Amendment”), with respect to the Credit Agreement dated as of February 10, 2004 (the “Credit Agreement”), among Atlantic Broadband Finance, LLC, a Delaware limited liability company (“Borrower”), Atlantic Broadband Holdings I, LLC (“Holdings”), the Subsidiary Guarantors listed on the signature pages thereto, the several lenders from time to time party thereto (the “Lenders”), Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated as Sole Lead Arranger and Book Runner (in such capacity, the “Arranger”), Merrill Lynch, Pierce, Fenner & Smith Incorporated and General Electric Capital Corporation as Co-Syndication Agents (in such capacity, the “Co-Syndication Agents”), General Electric Capital Corporation as Documentation Agent (in such capacity the “Documentation Agent”), Credit Lyonnais New York Branch as Agent and Société Générale as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).

A. Pursuant to the Credit Agreement, the Lenders have agreed to extend credit to the Borrower pursuant to the terms and conditions set forth therein.

B. The Credit Parties have requested that the Arranger, Administrative Agent and Required Lenders agree to amend certain provisions of the Credit Agreement as set forth herein.

C. The Arranger, Administrative Agent and Required Lenders are willing to so agree and to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

D. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

In consideration of the premises and the agreements, provisions and covenants contained herein, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

SECTION 1. Amendment to subsection 6.01(g). Subsection 6.1(g) is hereby amended by deleting the phrase “identified on Schedule 6.1(a).”

SECTION 2. Amendment to subsection 6.1(h). Subsection 6.1(h) is hereby amended by inserting, in front of the words “The Administrative Agent shall have,” on the first line thereof, “Except with respect to the Real Properties listed on Schedule 7.10,”

SECTION 3. Amendment to subsection 6.1(i). Subsection 6.1(i) is hereby amended by (a) deleting clause (ii) thereof in its entirety and replacing it with “except with respect to Real Properties listed on Schedule 7.10, an opinion of such other local counsel in Florida, Maryland, New York, Pennsylvania and West Virginia in the form of Exhibit L-2 or otherwise in form and substance reasonably satisfactory to the Administrative Agent and the Arranger and,” (b) inserting the word “and” before clause (vi) and (c) deleting the “and (vii) a Survey with respect to such Mortgaged Property.” at the end of such subsection.

SECTION 4. Amendment to subsection 7.10. Subsection 7.10 is hereby amended by deleting it in its entirety and replacing it with:

“Post-Closing Collateral Matters. (a) Within 30 days after the Closing Date, the applicable Credit Parties shall obtain and deliver to the Administrative Agent (to the extent such items have not been provided as of the Closing Date) with respect to each of the Real Properties listed on Schedule 7.10, the following:

(i) a duly executed and acknowledged Mortgage, together with such certificates, affidavits, questionnaires, instruments or returns and financing statements meeting the requirements of subsections 6.1(h)(i) and 6.1(h)(ii);

(ii) policies or certificates of insurance as required by subsection 6.1(h)(iii);

(iii) evidence reasonably acceptable to the Administrative Agent of payment of all applicable mortgage recording taxes, fees, charges, costs and expenses required for the recording of such Mortgage;

(iv) a Title Policy;

(v) such consents, approvals, estoppels, tenant subordination agreements or other instruments as required by subsection 6.1(h)(vi); and

(vi) an opinion of local counsel in the state in which the applicable Real Property is located in the form of Exhibit L-2 or otherwise in form and substance reasonably satisfactory to the Administrative Agent and the Arranger.

(b) Within 60 days after the Closing Date, the applicable Credit Parties shall obtain and deliver to the Administrative Agent a Survey with respect to each of the Mortgaged Properties. Upon obtaining said Survey, the applicable Credit Party shall cause to be delivered endorsements to the Title Policy delivered pursuant to subsection 7.10(a)(iv) above, removing the customary survey exceptions therein, providing the comprehensive and survey endorsements thereto as well as any other endorsements set forth in subsection 6.1(h)(v) which were omitted as a result of the applicable Credit Parties failure to obtain a Survey contemporaneously with said Title Policy, within ten (10) Business Days after the delivery of said Survey.

(c) Within 45 days after the Closing Date, the applicable Credit Parties shall use commercially reasonable efforts to obtain a subordination, non-disturbance and attornment agreement for each of the leaseholds of the applicable Credit Parties located at 162 Forman Landing Lane, Wye Mills, MD 21679 and 1960 Normandy Drive, Miami Beach, FL from all mortgagees or beneficiaries, as applicable, of the fee interest of such properties, on the Administrative Agent’s standard form or such other form reasonably satisfactory to the Administrative Agent.

(d) To the extent that any legal description contained in any leasehold Mortgages delivered to the Administrative Agent on or about the Closing Date prove incorrect (as indicated in any Survey, title commitment or title update subsequently provided), the applicable

Credit Parties shall cooperate, at their own cost and expense, in the amendment of any legal description to any such leasehold Mortgage or title insurance policy in respect thereof.

(e) Within 60 days after the Closing Date, the applicable Credit Party shall cause the Title Policy delivered as of the Closing Date with respect to the Real Property located at 120 Southmont Boulevard, Johnstown, PA to be amended to add to the insured property thereunder the legal description of parcel 1 contained in Exhibit A to the Mortgage (“Parcel 1”) encumbering such Real Property (the “Southmont Boulevard Mortgage”) executed and delivered to the Administrative Agent as of the Closing Date, and in connection therewith, the applicable Credit Party shall cause (i) a Title Policy (or an amendment to such existing Title Policy with respect to he Southmont Boulevard Mortgage) to be issued in favor of the Administrative Agent with respect to Parcel 1 and (ii) cause all of the other conditions set forth in subsection 7.10(a) and 7.10(b) to be satisfied with respect Parcel 1. In the event that the legal description contained in the Southmont Boulevard Mortgage is incorrect based on the title commitment to be issued within 60 days after the Closing Date with respect thereto, the applicable Credit Party shall cooperate with the Administrative Agent, at the Credit Party’s sole cost and expense, to amend the Southmont Boulevard Mortgage to correct such legal description.

SECTION 5. Amendment to Schedules.

(a) Schedule 5.13 is hereby amended by deleting it in its entirety and replacing it with Annex A attached hereto.

(b) Schedule 5.23 is hereby amended by deleting the references to Great Valley, Little Valley Town, Little Valley Village, Salamanca City and Salamanca Town, each in the State of New York.

(c) Schedule 7.10 is hereby amended by deleting it in its entirety and replacing it with Annex B attached hereto.

SECTION 6. Credit Agreement. Except as specifically provided hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement in any Credit Document shall mean the Credit Agreement as modified hereby. This Amendment shall be a Credit Document for all purposes.

SECTION 7. Applicable Law. This Amendment shall be governed by, and be construed in accordance with, the laws of the State of New York.

SECTION 8. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 9. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

ATLANTIC BROADBAND FINANCE, LLC

By:	/s/ Patrick Bratton
Name: Patrick Bratton
Title: Chief Financial Officer

ATLANTIC BROADBAND HOLDINGS I, LLC

By:	/s/ Patrick Bratton
Name: Patrick Bratton
Title: Chief Financial Officer

ATLANTIC BROADBAND MANAGEMENT, LLC ATLANTIC BROADBAND (MIAMI), LLC ATLANTIC BROADBAND (DELMAR), LLC ATLANTIC BROADBAND (PENN), LLC ATLANTIC BROADBAND FINANCE, INC.

By:	/s/ Patrick Bratton
Name: Patrick Bratton
Title: Chief Financial Officer

MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
As Sole Lead Arranger and Book Runner

By:	/s/ Cécile Baker
Name: Cécile Baker
Title: Director

MERRILL LYNCH CAPITAL CORPORATION

By:	/s/ Cécile Baker
Name: Cécile Baker
Title: Vice President

SOCIÉTÉ GÉNÉRALE, Individually and as Administrative Agent

By:	/s/ Mark K. Vigil
Name: Mark K. Vigil
Title: Managing Director

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Molly S. Furgusson
Name: Molly S. Furgusson
Title: Duly Authorized Signatory

CREDIT LYONNAIS NEW YORK BRANCH Individually and as Agent

By:	/s/ Stephane Ducroizet
Name: Stephane Ducroizet
Title: Vice President

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH

By:	/s/ Douglas W. Zylstra
Name: Douglas W. Zylstra
Title: Senior Vice President

By:	/s/ Brett Delfino
Name: Brett Delfino
Title: Executive Director

CIT LENDING SERVICES CORPORATION

By:	/s/ Michael V. Monahan
Name: Michael V. Monahan
Title: Vice President

Annex A

Schedule 5.13 - Fee Properties, Leased Properties, Other Properties and

Mortgaged Properties

SYSTEM AREA	ADDRESS	FEE, LEASED OR OTHER REAL PROPERTY	MORTGAGED PROPERTY AT CLOSING DATE YES OR NO
Altoona, PA	736 Colonel Drake Highway Ashville, PA 16635	Other Real Property	No
Altoona, PA	232 Old Rt. 220 S. Duncansville, PA 16635	Other Real Property	No
Altoona, PA	2201-03 Beale Avenue Altoona, PA 16602	Other Real Property	No
Altoona, PA	Portion of vacated 22nd St and 2133-35 Beale Avenue Altoona, PA 16602	Other Real Property	No
Altoona, PA	2220 Beale Avenue Altoona, PA 16602	Other Real Property	No
Altoona, PA	2200 Beale Avenue Altoona, PA 16601	Fee Property	Yes
Altoona, PA	Bunny Hop Road Claysburg, PA 16625	Fee Property	No
Bradford, PA	24 Main Street Bradford, PA 16701	Leased Property	No
Bradford, PA	2 Fernwood Drive Bradford, PA 16701	Fee Property	No
Clearfield, PA	313 1/2 E. Cherry St. Clearfield, PA 16830	Leased Property	No
Clearfield, PA	Mapes Avenue Clearfield, PA 16830	Other Real Property	No
Cumberland, MD	202 South Mechanic Street Cumberland, MD 21502	Other Real Property	No
Cumberland, MD	212 South Mechanic Street Cumberland, MD 21502	Other Real Property	No
Cumberland, MD	Dan’s Mountain Cumberland, MD 21502	Other Real Property	No
Cumberland, MD	Dan’s Mountain	Other Real Property	No
Cumberland, MD	19 Harrison Street Cumberland, MD 21502	Other Real Property	No
Cumberland, MD	13-15 Harrison Street Cumberland, MD 21502	Other Real Property	No
Cumberland, MD	21 Harrison Street Cumberland, MD 21502	Other Real Property	No
Cumberland, MD	Route 28 Springfield, WV 26763	Other Real Property	No
Cumberland, MD	Cacapon Mountain Top	Other Real Property	No
Cumberland, MD	Parking lot adjacent to: 201 South Mechanic Street Cumberland, MD 21502	Other Real Property	No
Cumberland, MD	Near sewage lagoon off of S. Church Street, Sudlersville, MD	Other Real Property	No

SYSTEM AREA	ADDRESS	FEE, LEASED OR OTHER REAL PROPERTY	MORTGAGED PROPERTY AT CLOSING DATE YES OR NO
Cumberland, MD	201 South Mechanic Street Cumberland, MD 21502	Fee Property	Yes
Cumberland, MD	12505 Moores Hollow Road Cumberland, MD 21502	Fee Property	Yes
Cumberland, MD	Cacapon Mountain Top Ridge, WV	Fee Property	Yes
Cumberland, MD	Mountain Top Ridge, WV	Leased Property	No
Davis, WV	Corner 7th & Fairfax Davis, WV 26260	Fee Property	Yes
Derry, PA	80 Forest Edge Lane, Lewiston, PA	Fee Property	No
Grant Town, WV	320 Main Street Grant Town, WV 26574	Other Real Property	No
Grant Town, WV	Monumental Rd. Grant Town, WV 26574	Leased Property	No
Johnstown, PA	393 Wertz Road Johnstown, PA 15906	Fee Property	Yes
Johnstown, PA	120 Southmont Blvd. Johnstown, PA 15905	Fee Property	Yes
Johnstown, PA	202 Ebensburg Rd. Johnstown, PA 15906	Other Real Property	No
Johnstown, PA	200 Ebensburg Rd. Johnstown, PA 15906	Other Real Property	No
Johnstown, PA	198 Ebensburg Rd. Johnstown, PA 15906	Other Real Property	No
Johnstown, PA	114 5th St. A Jerome, PA 15937	Other Real Property	No
Johnstown, PA	690 Dishong Rd. Johnstown, PA 15906	Other Real Property	No
Kingwood, WV	375 Quaker Church Road Perryopolis, PA 15473	Other Real Property	No
Kingwood, WV	Windy Hill Road Lamberton, PA 15452	Other Real Property	No
Kingwood, WV	771 South 88 Road Carmichaels, PA 15320	Other Real Property	No
Kingwood, WV	RD #3, Box 140 Smithfield, PA 15478	Other Real Property	No
Kingwood, WV	107-1/2 B Pleasant Ave. Kingswood, WV 26537	Other Real Property	No
Kingwood, WV	Play Ford Avenue Brownsville, PA 15417	Other Real Property	No
Kingwood, WV	Rte. 7 East Caldwell Mountain Kingwood, WV 26537	Fee Property	Yes
Kingwood, WV	1309 Point Marion Road Morgantown, WV 28508	Other Real Property	No
Maryland/Delaware	A portion of 320 Drummer Drive Grasonville, MD 21638	Other Real Property	No
Maryland/Delaware	162 Forman Landing Lane Wye Mills, MD 21679	Leased Property	Yes
Maryland/Delaware	29600 Tarbutton Mill Road Trappe, MD 21763	Leased Property	No
Maryland/Delaware	800 High Street Chestertown, MD	Leased Property	No

SYSTEM AREA	ADDRESS	FEE, LEASED OR OTHER REAL PROPERTY	MORTGAGED PROPERTY AT CLOSING DATE YES OR NO
Maryland/Delaware	201 Power Drive, Rt. 18 Chester, MD 21619	Leased Property	No
Maryland/Delaware	Route 20 Gratitude Area Rock Hall, MD 21661	Month to Month Leased Property	No
Maryland/Delaware	195 Foard Lane Chesapeake City, MD 21915	Leased Property	No
Maryland/Delaware	1220 Cedar Corner Rd. Perryville, MD 21903	Month to Month Leased Property	No
Miami Beach, Florida	1681 North Bay Causeway a/k/a 1681 79th Street Causeway No. Bay Village, FL 33141	Fee Property	Yes
Miami Beach, Florida	1951 NW 71st Street Miami Beach, FL 33141	Fee Property	Yes
Miami Beach, Florida	1960 Normandy Drive Miami Beach, FL 33141	Leased Property	Yes
Miami Beach, Florida	1665 NE 79th St. Miami, FL 33155	Other Real Property	No
Miami Beach, Florida	4225 SW 71st Avenue, Miami, FL 33155 Same lease as: 4245 SW 71st Ave.	Leased Property	No
Mifflinburg, PA	314 Chestnut Street Mifflinburg, PA 17844	Other Real Property	No
Mifflinburg, PA	1 Stoney Acres Road Mifflinburg, PA 17844	Fee Property	No
Moorefield, WV	1278 South Fork Rd. Moorefield, WV 26836 Hub Site	Fee Property	No
Moorefield, WV	Mountain Top Moorefield, WV 26836	Other Real Property	No
Shippenville, PA	103 Oakwood Lane Shippenville, PA 16254	Leased Property	No
Shippenville, PA	Route 322 Shippenville, PA 16254	Other Real Property	No
Uniontown, PA	320 Bailey Avenue Uniontown, PA 15401	Leased Property	No
Uniontown, PA	Old Pittsburgh Road Uniontown, PA 15401	Fee Property	No
Uniontown, PA	Vesterburg, PA 15363	Leased Property	No
Warren, PA	14 Biddle Street Warren, PA 16365	Leased Property	No
Warren, PA	702 E. Fifth Ave. Warren, PA 16365	Leased Property	No

Annex B

Schedule 7.10 - Post Closing Collateral Matters

1. Bunny Hop Road, Claysburg, PA 16625

2. 80 Forest Edge Lane, Lewiston, PA 17044

3. 1 Stoney Acres Road, Mifflinburg, PA 17844

4. 2 Fernwood Drive, Bradford, PA 16701

5. 1278 South Fork Road, Moorefield, WV 26836

6. Old Pittsburgh Road, Uniontown, PA 15401